UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 28, 2022

APi Group Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39275	98-1510303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Old Highway 8 NW New Brighton, MN	55112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-4320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On March 28, 2022, APi Group Corporation (the “Company”) appointed Paula Loop to the Company’s Board of Directors (the “Board”), effective as of March 28, 2022. Ms. Loop will serve as a director for a term expiring at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which time she will stand for re-election. Ms. Loop is expected to serve on the Audit Committee of the Board following the Annual Meeting.

Ms. Loop retired as an Assurance Partner at PricewaterhouseCoopers (“PwC”) in June 2021 where her experience included leading PwC’s Governance Insights Center and serving on the Board of Partners from 2017 to 2021. Previously, she was also the New York Metro Regional Assurance Leader, leading one of PwC’s largest Assurance practices.

There are no arrangements or understandings between Ms. Loop and any other persons with respect to her appointment as a director. Neither Ms. Loop nor any immediate family member of Ms. Loop has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Ms. Loop will participate in the standard non-employee director compensation arrangements described under the heading “Corporate Governance–Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 3, 2021. The Company also plans to enter into an indemnification agreement with Ms. Loop, the form of which was initially filed as an exhibit to the Company’s Registration Statement on Form S-4 effective May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API GROUP CORPORATION

By:	/s/ Andrea M. Fike
Name: Andrea M. Fike
Title: Senior Vice President, General Counsel and Secretary

Date: March 29, 2022